UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                               -------------------

                                 Date of Report
                        (Date of earliest event reported)
                                  June 29, 2005

                            NTN Communications, Inc.
             (Exact name of Registrant as specified in its charter)

          Delaware                    001-11460               31-1103425
(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
    of Incorporation or                                   Identification No.)
       Organization)

         5966 La Place Court
         Carlsbad, California                                   92008
(Address of Principal Executive Offices)                      (Zip Code)

                                 (760) 438-7400
              (Registrant's telephone number, including Area Code)

                               -------------------

Item 5.02 Departure of Director or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) On June 29, 2005, Adrian A. Pace was appointed to the Board of Directors of the Company, effective July 1, 2005. Mr. Pace is currently the Chief Operating Officer of Pace Capital Management, a New York based capital management firm, and General Partner of Pace Capital Partners, L.P. Prior to his current positions with the Pace investment companies, Mr. Pace served as a financial consultant with Merrill Lynch. He currently serves as an advisor to Primehaven Consulting Group, a client-focused business and technology planning company. Mr. Pace will also serve on the Company's Audit Committee.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NTN COMMUNICATIONS, INC.


                                       By:  /s/ Andy Wrobel
                                          ---------------------------------
                                                Andy Wrobel
                                          Chief Financial Officer

Date:  June 30, 2005